CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 We, Grant A. Begley, CEO and Scott Kahoe, Acting Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of UAS Drone Corp. on Form 10-K for the year ended December 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report of UAS Drone Corp. on Form 10-K fairly presents in all material respects the financial condition and results of operations of UAS Drone Corp..

Date:	3/28/2017	By:	/s/ Grant A. Begley
Grant A. Begley
Chief Executive Officer

Date:	3/28/2017	By:	/s/ Scott Kahoe
Scott Kahoe
Acting Chief Financial Officer